SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material under Rule 14a-12

NOVEN PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 9, 2003

Dear Stockholder:

     The 2003 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. will convene at 10:00 a.m. on Wednesday, May 14, 2003. The meeting will be held at our corporate headquarters located at 11960 S.W. 144th Street, Miami, Florida and will address the matters referred to in the enclosed Notice of Meeting. Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Your vote on these matters is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. This year, most of you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone or by written proxy will assure that your shares are voted if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     We hope you will participate in your Annual Meeting, if not in person, then by proxy. If you are able to attend, the Board of Directors, as well as the executive officers of Noven, look forward to seeing you there. We appreciate your continued support.

Sincerely yours,

ROBERT C. STRAUSS President, Chief Executive Officer & Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Wednesday, May 14, 2003

PLACE	Noven Pharmaceuticals, Inc.
11960 S.W. 144th Street
Miami, Florida

ITEMS OF BUSINESS	(1) To elect six members of the Board of Directors.
(2) To ratify the appointment of Deloitte & Touche LLP as Noven’s independent accountants.
(3) To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE	You are entitled to vote if you were a stockholder at the close of business on March 17, 2003.

ANNUAL REPORT	Noven’s 2002 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by one of the following methods: vote over the Internet or by telephone using the instructions on the enclosed proxy card (if these options are available to you), or mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

Jeffrey F. Eisenberg Vice President – Strategic Alliances, General Counsel & Corporate Secretary

This Proxy Statement and accompanying proxy card are being distributed on or about April 9, 2003.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Noven Pharmaceuticals, Inc. (“Noven”) is providing these proxy materials to solicit your proxy in connection with Noven’s annual meeting of stockholders, which will take place on May 14, 2003. You are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and Noven’s most highly paid officers, and other required information. We are also sending Noven’s 2002 Annual Report with these materials, but it does not constitute part of our proxy soliciting material.

Q:	What proposals will be voted on at the meeting?

A:	There are two proposals scheduled to be voted on at the meeting:

•	Election of six directors; and

•	Ratification of the appointment of Deloitte & Touche LLP to audit Noven’s books and accounts for 2003.

We will also consider and vote upon any other proposal properly brought before the meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares “FOR” each of the nominees named herein to the Board and “FOR” the ratification of the appointment of Deloitte & Touche LLP.

Q:	What shares can I vote?

A:	You may vote all shares that you owned as of March 17, 2003, the Record Date. These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Noven stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Noven’s Transfer Agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Noven or to vote in person at the meeting. Noven has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet—If this option is available to you, you may submit your proxy via the Internet from any location in the world by following the “Vote by Internet” instructions on the proxy card.

By Telephone—If you live in the United States or Canada and this option is available to you, you may submit your proxy by following the “Vote by Phone” instructions on the proxy card.

By Mail—You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?” If you vote by telephone or via the Internet, you do not need to return your proxy card.

Q:	May I change my vote?

A:	Yes, you may change your proxy instructions at any time prior to the vote at the annual meeting. If you voted by mail, you must (a) file with Noven’s Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you voted by telephone or via the Internet, you may change your vote with a later telephone or Internet vote, but you must submit your later vote using the same system (telephone or Internet) as you used to submit the vote you wish to change. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. Your attendance at the meeting will not revoke your previously granted proxy unless you give written notice of revocation to Noven’s Corporate Secretary before the vote at the meeting or you vote by written ballot at the meeting.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the ratification of the appointment of our independent auditors, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election for directors, each director requires the affirmative “FOR” vote of a plurality of those shares represented, in person or by proxy, and entitled to vote at the meeting. The ratification of our independent auditors requires the affirmative “FOR” vote of a majority of those shares represented, in person or by proxy, and entitled to vote at the meeting. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in “What is the quorum requirement for the meeting?” on page 23. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered represented at the meeting.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in Noven’s quarterly report on Form 10-Q for the second quarter of 2003.

Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 23 and 24.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 1, 2003, information with respect to:

•	each person known to us to be the beneficial owner of more than 5% of Noven’s common stock;

•	beneficial ownership by all of Noven’s directors and executive officers named in the Summary Compensation Table on page 12 (the “Named Officers”); and

•	beneficial ownership by all of Noven’s directors and executive officers as a group.

     The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 1, 2003 (60 days after March 1, 2003) through the exercise of any stock option or other right. Unless we indicate otherwise, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

	Number of Shares		Percentage
Name	Owned(1)	Right to Acquire(2)	of Total (3)

T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street Baltimore, Maryland 21202	2,258,650	0	10.0%
Lord, Abbett & Co. (5) 90 Hudson Street Jersey City, NJ 07302	1,171,526	0	5.2%
All Directors and Named Officers:
Sidney Braginsky	6,000	30,000	*
John G. Clarkson, M.D.	328	0	*
Lawrence J. DuBow	10,000	30,000	*
Jeffrey F. Eisenberg	1,250	49,000	*
Regina E. Herzlinger	2,000	22,500	*
W. Neil Jones	2,512	61,000	*
Juan A. Mantelle	12,067	69,000	*
James B. Messiry	6,242	76,758	*
Robert C. Strauss	36,513	649,750	3.0%
Wayne P. Yetter	0	17,500	*
All Directors and Executive Officers as a Group (10 persons)	76,912	1,005,508	4.7%

*	(less than 1%)

(1)	Excludes shares that may be acquired through stock option exercises.

(2)	Shares that may be acquired through stock options exercisable on or before May 1, 2003.

(3)	Based on 22,580,100 shares outstanding at March 1, 2003. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before May 1, 2003 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.

(4)	Based on Schedule 13G filed on or about February 11, 2003 with the Securities and Exchange Commission. These securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)	Based on Schedule 13G filed on or about January 31, 2003 with the Securities and Exchange Commission.

ELECTION OF DIRECTORS—PROPOSAL (1)

     The Board set the number of directors constituting the Board at six. The persons named below were designated by the Board as nominees for election as directors. All of the nominees have served as directors since the last annual meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

     The Board recommends a vote FOR the election to the Board of each of the following nominees.

Sidney Braginsky Director since 1992 Age 65	Mr. Braginsky has been a director of Noven since June 1992 and is President and Chief Executive Officer of Atropos Technology Inc. (consulting and venture capital), President of Mediscience (optical biopsy development) and Chairman of Digilab LLC (molecular spectroscopy). From 1970 through 1999, Mr. Braginsky served Olympus America, Inc. in a variety of roles, most recently as President and Chief Operating Officer.

John G. Clarkson, M.D. Director since 2000 Age 60	Dr. Clarkson has been a director of Noven since April 2000 and is a Professor and Senior Vice President for Medical Affairs and Dean, University of Miami School of Medicine, a position he has held since 1995. Dr. Clarkson serves on the Board of Governors of the UMHC/Sylvester Cancer Center and Anne Bates Leach Eye Hospital and on the Board of the Jackson Memorial Hospital/Public Health Trust.

Lawrence J. DuBow Director since 1992 Age 71	Mr. DuBow has been a director of Noven since June 1992 and is the founder and Chairman of the Board of HMS Sales and Marketing, Inc. (marketing of pharmaceutical products). HMS Sales and Marketing was sold in June, 2000 to Ranbaxy Pharmaceuticals, Inc., a wholly owned subsidiary of Ranbaxy Laboratories, Ltd. Mr. DuBow is currently a consultant to Ranbaxy Pharmaceuticals and continues in his role as Chairman of HMS Sales and Marketing. Since 1957, he has been engaged in various capacities within the pharmaceutical industry, including president and principal stockholder of Lawrence Pharmaceuticals, Inc. Mr. DuBow is a former President of the Drug Wholesalers’ Association and a former Chairman of the National Wholesale Druggists’ Association. Mr. DuBow serves on the Board of Andrx Corporation (pharmaceuticals).

Prof. Regina E. Herzlinger Director since 2001 Age 59	Prof. Herzlinger has been a director of Noven since February 2001 and is the Nancy R. McPherson Professor of Business Administration Chair at the Harvard Business School, where she has been since 1971. She has written many articles and books in the fields of management control and healthcare. Prof. Herzlinger serves on the Board of Directors of C. R. Bard, Inc. (healthcare products) and Zimmer Holdings Inc. (orthopedics).

Robert C. Strauss Director since 1997 Age 61	Mr. Strauss has been President, Chief Executive Officer and Chairman of the Board of Noven since June 2001. From December 1997 through September 2000, he served as President and Chief Executive Officer and as a Director of Noven, and from September 2000 to June 2001, he served as Co-Chairman of Noven. From March 1997 to July 1997, he served as President and Chief Operating Officer and a Director of IVAX Corporation (pharmaceuticals). From 1983 to 1997, he served in various executive positions with Cordis Corporation, most recently as its Chairman of the Board, President and Chief Executive Officer. Mr. Strauss serves on the Board of Directors of CardioGenesis Corporation (medical devices), Columbia Laboratories, Inc. (pharmaceuticals), Percardia, Inc. (medical devices) and TissueLink Medical, Inc. (surgical devices and procedures).

Wayne P. Yetter Director since 2001 Age 57	Mr. Yetter has been a Director of Noven since August 2001 and is Chairman of the Board of Directors and Chief Executive Officer of Synavant Inc., formerly a subsidiary of IMS Health, Inc., a pharmaceutical customer relationship management solutions company providing technology support and marketing services. From 1999 to 2000, Mr. Yetter served as Chief Operating Officer at IMS Health, Inc., which provides information services for the healthcare industry. From 1997 to 1999, he served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation (pharmaceuticals). From 1991 to 1994, Mr. Yetter served as General Manager and then President of Astra Merck, a division of Merck & Co. From 1994 to 1997, he served as President and Chief Executive Officer of Astra Merck, Inc. (pharmaceuticals). Mr. Yetter serves on the Board of Directors of Transkaryotic Therapies, Inc. (biotechnology).

Information Regarding the Board of Directors

     The Board has the following three committees: (1) Audit, (2) Compensation and Stock Option and (3) Nominating and Corporate Governance. The Board held five meetings in 2002, and each director who served as a director during 2002 attended more than 75% of the meetings of the Board and the Committees on which he or she served.

Audit Committee

     The primary responsibility of the Audit Committee is to oversee Noven’s reporting processes on behalf of the Board and the shareholders and to report the results of its activities to the Board. The Committee:

•	is directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the outside auditors;

•	oversees the resolution of disagreements between management and the outside auditors in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting;

•	reviews with the individual responsible for the internal audit function, the outside auditors and financial management of Noven the scope of their proposed audits for the current year and the proposed audit procedures to be utilized;

•	reviews and pre-approves both audit and permissible non-audit services provided by the outside auditors and their impact on the outside auditor’s independence;

•	reviews and discusses with the outside auditors any relationships between the auditor and Noven and their impact on the outside auditor’s independence;

•	reviews and advises the Board on the selection, performance, compensation and removal of the individual responsible for Noven’s internal audit function, and the activities, organizational structure, and qualifications of the individuals involved in the internal audit function;

•	reviews and discusses with management and the outside auditors the financial statements of Noven to be included in its periodic filings with the Securities and Exchange Commission and other relevant reports (such as internal control reports) or financial information submitted by Noven to any governmental body, or the public;

•	discusses with management and the outside auditors the quality, not just acceptability, of the accounting principles (including accounting policies that may be viewed as critical), and the reasonableness of significant judgments, and reviews and considers with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees, as amended by SASs 89 and 90;

•	discusses with management and the outside auditors Noven’s critical accounting policies and confers with management and the outside auditor on significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative GAAP methods permitted by generally accepted accounting principles;

•	discusses with management and the outside auditors as appropriate the integrity of Noven’s financial reporting processes (both internal and external) and the quality and adequacy of Noven’s internal controls and disclosure controls, including Noven’s systems to monitor and manage business risk;

•	reviews management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on and attestation of management’s assertions, as well as all material issues raised by management’s internal controls review;

•	meets with the outside auditors outside the presence of management, and discusses the outside auditors’ evaluation of Noven’s financial and accounting personnel and the cooperation that the outside auditors received during the course of the audit;

•	receives, retains, and treats complaints regarding Noven’s accounting, internal accounting controls, or auditing matters; and

•	sets hiring policies for employees or former employees of the independent auditor.

     The Audit Committee operates under a written charter adopted by the Board more specifically detailing the Committee’s responsibilities, a copy of which is attached as Appendix A to this Proxy Statement. While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that Noven’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. All of the members of the Audit Committee are “independent” as such term is defined both by the current listing standards of the Nasdaq Stock Market and the proposed listing standards submitted by the Nasdaq Stock Market to the Securities and Exchange Commission.

Members: Prof. Herzlinger (Chairperson), Messrs. Braginsky, DuBow and Yetter Meetings last year: 7

Compensation and Stock Option Committee

     The Compensation and Stock Option Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. The Committee:

•	reviews and determines the annual salary, bonus, stock options and other benefits, of the executive officers of Noven;

•	reviews, approves and, if appropriate, negotiates all employment, termination and other compensation-related agreements with the executive officers of Noven;

•	reviews the operation of Noven’s executive compensation programs and establishes and reviews policies for their administration; and

•	administers Noven’s various stock option plans including approving grants of options thereunder.

     The Compensation and Stock Option Committee operates under a written charter adopted by the Board more specifically detailing the Committee’s responsibilities.

Members: Dr. Clarkson (Chairperson), Messrs. Braginsky and DuBow Meetings last year: 4

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening and recommending qualified candidates to serve as directors of Noven. The Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership and function. The principal functions of the Committee are to:

•	propose to the Board nominees for election or reelection to the Board, based upon recommendations of the Chairman, the Chief Executive Officer and other Board members;

•	review potential conflicts of prospective Board members;

•	review the composition of the Board and the skills and experience of its members;

•	study and make recommendations to the Board concerning the size, composition, compensation and functioning of the Board;

•	review and make recommendations to the Board regarding the composition and responsibilities of Board Committees; and

•	review and approve or disapprove transactions between Noven and any of its officers, Board members, or any other individual or entity able to exercise control or significant influence over Noven.

     The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board more specifically detailing the Committee’s responsibilities.

Members: Mr. Yetter (Chairperson) and Dr. Clarkson Meetings last year: 4

DIRECTOR COMPENSATION

     The following table provides information on Noven’s compensation and reimbursement practices during 2002 for non-employee directors. Directors who are employed by Noven do not receive any additional compensation for their Board activities. Dr. Clarkson does not accept any compensation for his service on the Board.

Annual Director Retainer	$7,500
Board Meeting Attendance Fees (per meeting)	$750
Committee Meeting Attendance Fees (per meeting)	$750
Additional Retainer for Committee Chair	$2,500
Stock Options Granted upon Election to Board	12,500
Annual Stock Options Granted (upon re-election at annual meeting)	5,000
Reimbursement for Expenses Attendant to Board Membership	Yes

EXECUTIVE COMPENSATION

     The following table discloses compensation received by Noven’s Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ended December 31, 2002, as well as their compensation for each of the fiscal years ended December 31, 2001 and December 31, 2000.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
		Annual Compensation		Awards

				Number of
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation(1)

Robert C. Strauss	2002	$500,000	$379,604	120,000	$3,000
President, Chief Executive	2001	485,100	0	90,000	5,250
Officer and Chairman	2000	452,039	329,665	120,000	0
Juan A. Mantelle*	2002	227,115	128,027	50,000	2,530
Vice President and Chief	2001	220,500	0	40,000	2,290
Technical Officer	2000	200,471	132,886	40,000	0
James B. Messiry	2002	204,488	116,437	50,000	3,000
Vice President and Chief	2001	199,500	0	40,000	2,762
Financial Officer	2000	189,156	100,411	40,000	0
W. Neil Jones**	2002	203,317	113,918	50,000	1,408
Vice President – Sales and	2001	196,858	0	40,000	0
Marketing	2000	169,169	71,127	35,000	0
Jeffrey F. Eisenberg***	2002	199,897	116,560	50,000	2,998
Vice President – Strategic Alliances,	2001	192,765	0	50,000	2,669
General Counsel and	2000	157,815	75,340	35,000	0
Corporate Secretary

*	Mr. Mantelle was designated an executive officer in June 2000, but amounts shown in the table for 2000 reflect all amounts received as compensation during the year ended December 31, 2000.

**	Mr. Jones was designated an executive officer in November 2000, but amounts shown in the table for 2000 reflect all amounts received as compensation during the year ended December 31, 2000.

***	Mr. Eisenberg was designated an executive officer in November 2000, but amounts shown in the table for 2000 reflect all amounts received as compensation during the year ended December 31, 2000.

(1)	The amounts in this column consist of matching contributions made by Noven under its Employee Savings Plan (the “401(k) Plan”), a plan providing for broad-based employee participation.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock option grants in 2002 to the executive officers named in the Summary Compensation Table.

		% of Total			Potential Realizable Value at Assumed
		Options			Annual Rates of Stock Price
		Granted to	Exercise		Appreciation for Option Term
	Options	Employees	or Base	Expiration
Name	Granted	in 2002	Price	Date	5%	10%

Robert C. Strauss	120,000	14.02%	$13.11	9/04/2009	$638,762	$1,490,184
Juan A. Mantelle	50,000	5.84%	13.11	9/04/2009	266,151	620,910
James B. Messiry	50,000	5.84%	13.11	9/04/2009	266,151	620,910
W. Neil Jones	50,000	5.84%	13.11	9/04/2009	266,151	620,910
Jeffrey F. Eisenberg	50,000	5.84%	13.11	9/04/2009	266,151	620,910

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information with respect to outstanding stock options held at year end or exercised in 2002 by the executive officers named in the Summary Compensation Table.

			Number of Securities		Value of Unexercised
			Underlying Unexercised Options		In-the-Money Options at
			at December 31, 2002		December 31, 2002
	Shares Acquired	Value
Name	on Exercise (#)	Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Robert C. Strauss	0	0	637,250	320,250	1,660,875	90,125
Juan A. Mantelle	0	0	67,750	132,250	85,775	59,175
James B. Messiry	0	0	66,758	171,000	32,938	80,500
W. Neil Jones	0	0	59,750	113,250	61,900	13,300
Jeffrey F. Eisenberg	0	0	49,000	136,000	47,010	28,450

Employment and Severance Agreements

     On December 12, 1997, Noven entered into an employment agreement with Robert C. Strauss as President and Chief Executive Officer. This agreement expires on December 31, 2003 and will continue for consecutive one-year terms unless it is terminated by either party under certain conditions. Mr. Strauss’s base salary under the agreement is currently $500,000 per annum, subject to cost of living increases each year and further increases and incentive compensation at the sole discretion of the Board of Directors. In addition, Mr. Strauss was granted options to purchase 525,000 shares of common stock at a per share exercise price of $6.19 pursuant to the provisions of Noven’s 1997 Stock Option Plan. Options for 50,000 shares of common stock vested and became exercisable immediately, and the remaining shares were subject to vesting over a five-year period. Mr. Strauss is also entitled to participate in all incentive, savings and retirement plans, as well as welfare benefit plans that are available to executive officers of Noven. Further, upon termination “without cause” or for “good reason” (as defined in the agreement), including, termination after a “change of control” through (i) the acquisition of 30% or more of the then issued and outstanding shares of common stock of Noven by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934), (ii) the reconstitution of the Board whereby the existing members cease to constitute at least a majority of the Board (other than a reconstitution approved by the incumbent Board), (iii) the approval of a reorganization or consolidation, where stockholders of Noven do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated corporation, (iv) a liquidation or dissolution of Noven, or (v) a sale or distribution of all or substantially all the assets of Noven, Mr. Strauss would be entitled to a lump sum payment equal to his then annual base salary, plus an amount equal to an additional one year base salary paid over a period of two subsequent years, as well as the vesting of 50% of outstanding options not otherwise vested.

Change in Control Agreements

     Noven has entered into change in control employment agreements with certain of its officers, other than Mr. Strauss, including its executive officers named in the Summary Compensation Table above. These agreements are intended to further the interests of Noven’s stockholders by providing for continuity of management in the event of a change in control of Noven. The agreements become effective if a change in control occurs during the three-year period that commences on the execution of the agreement. The period may be renewed each year for an additional three years, at the option of Noven, and each of the agreements was extended in 2002.

     Under the change in control agreements, a change in control includes any of the following events: (i) the acquisition of 40% or more of Noven’s common stock by a person or group, (ii) a change in the majority of the Board (other than a change approved by the incumbent Board), (iii) approval by the stockholders of a reorganization, merger or consolidation, or (iv) approval by the stockholders of a liquidation or dissolution or sale of all or substantially all of the assets of Noven. Exceptions are provided for certain transactions, including those where the existing stockholders of Noven maintain effective control.

     Once the agreements become effective upon a change in control, they have a term of two years. Each agreement provides that a covered officer will have the position, responsibilities and authority at least commensurate with those held during the ninety days preceding the change in control. Each agreement also provides that the covered officer will be paid an annual base salary equal to the highest salary received during the twelve months preceding the change in control; will be entitled to an annual bonus equal to the average annual bonus paid during the three years preceding the change in control; and will be entitled to continued participation in Noven’s benefit plans, fringe benefits, office support and staff, vacation, and expense reimbursement on the same basis as prior to the change in control, and in any case no less favorable than those provided by Noven to peer executives (as defined in the agreements).

     If, following a change in control, the officer is terminated for any reason other than death, disability or for cause, or if such officer terminates his employment agreement for good reason (as defined in the agreements), then the officer is entitled to a severance payment equal to two times the officer’s annual base salary (as defined in the agreements) plus the higher of his last annual bonus or the average annual bonus paid during the three years preceding the change in control. The agreements also provide that the officer is entitled to continue to participate in Noven’s welfare benefit plans for the full two-year employment period.

     In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Noven will “gross-up” the officer’s compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.

Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Noven recognizes that unanticipated future events, such as a change of control of Noven or a change in executive personnel, could result in a disallowance of compensation deductions under Section 162(m). Moreover, the Board or its Compensation and Stock Option Committee may from time to time award compensation that is non-deductible under Section 162(m) when, in the exercise of its business judgment, such award would be in the best interests of Noven.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder requires Noven’s executive officers and directors to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Noven’s stock. Copies of these reports are furnished to Noven. Based solely on Noven’s review of the copies of such reports furnished to Noven and representations from the persons subject to Section 16(a) with respect to Noven, we believe that during 2002 all of Noven’s executive officers and directors complied with the Section 16(a) requirements.

Stockholder Return Performance Graph

     The graph below shows the five-year cumulative total shareholder return assuming the investment of $100 on December 31, 1997 (and the reinvestment of dividends thereafter) in each of Noven common stock, the Russell 2000 Stock Index and Noven’s Peer Group (Value Line Drugs Index).

Comparison of Five-Year Cumulative Total Return
Noven Pharmaceuticals, Russell 2000 Index And Value Line Drugs Index
(Performance Results Through December 31, 2002)

Compensation and Stock Option Committee Report on Executive Compensation

Policy

     Noven’s executive compensation program is administered by the Compensation and Stock Option Committee (the “Committee”), which consists of three non-employee directors who are also responsible for establishing Noven’s executive compensation policy. The Committee operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Committee member is “independent” both as such term is defined by the current listing standards of the Nasdaq Stock Market and as such term is defined by the proposed listing standards submitted by the Nasdaq Stock Market to the Securities and Exchange Commission for approval. Noven’s compensation program is designed to serve Noven’s goal of creating long-term stockholder value by allowing Noven to secure and retain the services of high quality executives and by aligning the interests of the executives with those of Noven’s stockholders.

     Noven’s compensation program consists of the following three components: 1) a base salary, 2) annual incentives and 3) long-term incentives. Noven’s annual incentives are awarded in the form of cash bonuses and long-term incentives are awarded in the form of stock options. Thus compensation for Noven’s executive officers involves a portion of pay that depends upon incentive payments, which are tied to quantitative corporate goals, and stock options, which directly relate a significant portion of long-term compensation to stock price appreciation realized by Noven’s shareholders.

     In establishing Noven’s compensation program, the Committee reviews compensation data for companies that compete with Noven for executive talent. These companies include primarily drug and healthcare companies and are chosen on the basis of sales, market capitalization and geographic location. In 2000, the Committee commissioned an independent executive compensation study to assist in evaluating Noven’s program and those of peer companies, and the Committee intends to commission a similar study in 2003. The Committee seeks to implement compensation programs that are competitive with those of peer companies.

Base Salary

     The Committee determines each executive officer’s base salary by considering the competitive information described above, the individual’s responsibility, the individual’s performance and the performance of the business. For executives other than the Chief Executive Officer, the Committee also considers the salary recommendations submitted by the Chief Executive Officer.

Annual Incentives

     The Committee believes that performance-based annual incentives, in the form of bonuses, should represent a significant component of Noven’s executive compensation program. In 2002, the Committee adopted an executive bonus plan that included goals for both company and individual performance, with the greatest weight given to company performance. The plan provides that, in determining the Chief Executive Officer’s bonus, the sole measure is company performance. The Committee fixed percentages of base salary as target incentive bonus awards for the executives, and also set targets for both revenues and pre-tax income. To the extent that actual revenues and pre-tax income are equal to, greater than or less than the company performance targets, an executive’s bonus award may be equal to, greater than or less than his target award. However, a minimum corporate profitability threshold must be met before any performance bonus will be paid. The Committee then determines whether each executive other than the Chief Executive Officer has met his individual performance goals in determining his final award. In 2002, Noven met or exceeded each of the revenue and pre-tax income goals, and, in accordance with the plan formula, the bonus awards to each of the executive officers were greater than their initial target awards.

Long-term Incentives

     Stock options represent a significant portion of total compensation for Noven’s executive officers. Options are generally awarded to executive officers at the time that they join Noven and periodically thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of Noven’s common stock increases. Generally, grants vest over a five-year period and have seven-year terms. Executives must be employed by Noven at the time of vesting in order to exercise the options. The determination of the timing and number of stock options granted to the executive officers is made by reference to ranges that are established based on the competitive information described above as well as the executive’s level of responsibility and past performance.

Chief Executive Officer Compensation

     Mr. Strauss has been Noven’s Chief Executive Officer since December 12, 1997 and is subject to an employment contract. In setting the base salary of Mr. Strauss, the Committee evaluates the terms of Mr. Strauss’s contract as well as the same factors that it considers in establishing the salary levels of the executive officers generally. In addition, the Committee considers the status of Mr. Strauss as Noven’s most senior officer and the important role he has in achieving overall corporate goals. He will receive a base salary in 2003 equal to $522,500, which represents a 5% increase over his 2002 base salary, which was consistent with increases given to other executives and was considered appropriate based upon Mr. Strauss’s efforts and contributions to Noven. In particular, the Committee noted Mr. Strauss’s contribution in connection with the filing of Noven’s New Drug Application for its transdermal methylphenidate delivery system. The Committee also noted Mr. Strauss’s leadership following the unexpected announcement of the early termination of the Women’s Health Initiative Study.

     In awarding stock options to Mr. Strauss, the Committee sets guidelines based on the competitive compensation data described above, and then considers overall corporate performance and Mr. Strauss’s role in attaining those results.

     In accordance with the bonus plan described above, Mr. Strauss received a bonus for 2002 equal to $379,604. He was granted stock options for a total of 120,000 shares of Noven common stock in 2002 at an exercise price of $13.11.

Compensation and Stock Option Committee:

John G. Clarkson, M.D., Chairperson
Sidney Braginsky
Lawrence J. DuBow

RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS — PROPOSAL (2)

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as Noven’s independent accountants to audit Noven’s financial statements for the 2003 fiscal year and will offer a resolution at the annual meeting to ratify the appointment. Deloitte & Touche LLP has served as Noven’s independent accountants since 1991 and during the year ended December 31, 2002 provided audit and permissible non-audit services. Noven has been advised that a representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

Audit Fees

     The aggregate fees for professional services rendered by Deloitte & Touche LLP in connection with their audit of Noven’s financial statements and their reviews of Noven’s quarterly reports on Form 10-Q were approximately $166,000, of which an aggregate amount of approximately $144,000 had been billed through December 31, 2002.

Financial Information Systems Design And Implementation Fees

     There were no professional services rendered by Deloitte & Touche LLP in the year ended December 31, 2002 relating to financial information systems design and implementation.

All Other Fees

     The aggregate fees billed for all other services rendered by Deloitte & Touche LLP during the year ended December 31, 2002 were approximately $75,000, including audit-related fees of $13,000. These services included:

•	income tax planning and consulting; and

•	employee benefit audit and advisory services.

     All audit and non-audit services provided by Deloitte & Touche LLP are approved by the Audit Committee, which considers on a case-by-case basis whether the provision of non-audit services is permitted and compatible with maintaining the auditor’s independence.

     The Board recommends a vote FOR ratification and approval of the selection of Deloitte & Touche LLP as the independent accountants of Noven for 2003. If the appointment is not ratified, the Audit Committee will select other independent accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is responsible for monitoring the integrity of Noven’s financial statements, its system of internal controls and the independence and performance of its independent auditors. The Audit Committee is composed of four non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” both as such term is defined by the current listing standards of the Nasdaq Stock Market and as defined in the proposed listing standards submitted by the Nasdaq Stock Market to the Securities and Exchange Commission for approval.

     Noven’s management is responsible for the preparation, presentation and integrity of Noven’s financial statements, Noven’s accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. Noven’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to independently monitor and review these processes. However, we are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. We must rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. Accordingly, although we consult with and discuss these matters and our questions and concerns with management and our independent auditors, our oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions cannot assure that the audit of Noven’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Noven’s auditors are in fact “independent.”

     In this context, we held seven meetings during the year ended December 31, 2002. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Noven’s independent auditors, Deloitte & Touche LLP. We discussed with Noven’s independent auditors, with and without management present, the results of their examinations and their evaluations of Noven’s internal controls.

     We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and Deloitte & Touche LLP.

     We also discussed with Deloitte & Touche LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Noven’s financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) by SASs 89 and 90. Our discussions also included a discussion of the background and experience of the Deloitte & Touche LLP audit senior manager and staff assigned to Noven and the quality control procedures established by Deloitte & Touche LLP.

     Deloitte & Touche LLP also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from Noven. When considering Deloitte & Touche LLP’s independence, we considered whether their provision of services to Noven beyond those rendered in connection with their audit and review of Noven’s financial statements was compatible with maintaining their independence. We also reviewed, among other things, the nature of the non-audit services provided and the amount of fees paid to Deloitte & Touche LLP for their audit and non-audit services, both separately and in the aggregate.

     Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Noven’s audited financial statements for the year ended December 31, 2002 be included in Noven’s Annual Report on Form 10-K.

Audit Committee:

Prof. Regina E. Herzlinger, Chairperson
Sidney Braginsky
Lawrence J. DuBow
Wayne P. Yetter

DELIVERY OF VOTING MATERIALS

     To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Noven stock account, we are taking advantage of “householding” rules that permit us to deliver only one set of the Proxy Statement and the 2002 annual report to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at: (305) 253-5099 or by writing us at: Noven Pharmaceuticals, Inc., 11960 S.W. 144th Street, Miami, Florida 33186, Attn: Corporate Secretary.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING
THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the two proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of Noven’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	What class of shares is entitled to be voted?

A:	Each share of Noven’s common stock outstanding as of the close of business on March 17, 2003, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had approximately 22,588,100 shares of common stock issued and outstanding.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:	Noven will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Noven’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:	Yes, you may submit proposals for consideration at future stockholder meetings, including director nominations.

Stockholder Proposals for Presentation at Meeting: Our By-laws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in Noven’s Proxy Statement for that meeting. Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of Noven no later than the close of business on February 23, 2004 and not earlier than December 12, 2003. The notice must contain the information required by the By-laws.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the Securities and Exchange Commission.

A proxy granted by a stockholder will give discretionary authority to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the Securities and Exchange Commission.

Stockholder Proposals for Inclusion in Proxy: In order for a stockholder proposal to be considered for inclusion in Noven’s Proxy Statement for next year’s annual meeting, the written proposal must be received by Noven’s Corporate Secretary no later than December 12, 2003. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials.

Copy of By-law Provisions: You may contact Noven’s Corporate Secretary at Noven’s headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

By Order of the Board of Directors

JEFFREY F. EISENBERG
Vice President – Strategic Alliances,
General Counsel & Corporate Secretary

April 9, 2003

APPENDIX A

NOVEN PHARMACEUTICALS, INC.
AUDIT COMMITTEE

Charter

Organization

There shall be a committee of the Board of Directors (the “Board”) to be known as the Audit Committee (the “Committee”). The Committee shall be comprised of not less than three members of the Board, each of whom shall be independent, as defined by all applicable rules and regulations. Furthermore, members of the committee shall not, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Corporation, other than fees associated with service on the Board and its committees. All Committee members shall be “financially literate,” and, if required for the listing of the Corporation’s securities on any national securities exchange or NASDAQ, at least one Committee member shall be a “financial expert” as such terms are defined by the criteria established by the Securities and Exchange Commission (the “SEC”) and other relevant rules and regulations. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual meeting or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others relating to: the integrity of the Corporation’s financial statements; the financial reporting process; the systems of internal accounting and financial controls and systems of disclosure controls; the performance of the Corporation’s internal audit function and outside auditors; the outside auditor’s qualifications and independence.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and the authority to engage independent legal, accounting and other advisers as it determines necessary to carry out its duties. The Corporation shall provide appropriate funding, as determined by the Committee, for compensation to the outside auditor and to any advisers that the Committee may choose to engage.

The Committee shall hold at least four meetings per year, or more frequently as circumstances may dictate. If the Committee deems it advisable, its meetings may include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. The Committee should meet periodically with management, the individual responsible for the internal auditing function and the outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee should meet quarterly with the outside auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Responsibilities

The primary responsibility of the Committee is to oversee the Corporation’s reporting processes on behalf of the Board and the shareholders and to report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements. The outside auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to enable the Committee to react to changing conditions and circumstances. The processes set forth below are intended to serve as a guide with the understanding that the Committee may supplement or diverge from them as appropriate. The following shall not be deemed an exclusive list of the powers and responsibilities of the Committee, and the Committee shall be authorized to perform other activities consistent with this Charter, the Corporation’s Certificate of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or advisable.

•     The Committee shall review and reassess this Charter periodically, but at least annually, and recommend to the Board any amendments that the Committee may deem necessary or advisable.

•     The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the outside auditors. The outside auditors shall report directly to the Committee, and the Committee shall oversee the resolution of disagreements between management and the outside auditors in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting.

•     The Committee shall at least once per year review with the individual responsible for the internal audit function, the outside auditors and financial management of the Corporation the scope of their proposed audits for the current year and the proposed audit procedures to be utilized, including the adequacy of staffing and compensation, and at the conclusion thereof review their audit, including any comments or recommendations they may have.

•     The Committee shall review and pre-approve both audit and non-audit services provided by the outside auditors and shall not engage the outside auditors to perform any non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. The Committee shall inform the Board of its approval of any permitted non-audit services so that the Corporation may disclose such approval if appropriate.

•     The Committee shall consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence and shall also request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independent Standards Board Standard Number 1. The Committee shall review and discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence. The Committee may seek the advice of management and outside advisors in making the determinations contemplated herein.

•     The Committee shall review and advise the Board on the selection, performance, compensation and removal of the individual responsible for the Corporation’s internal audit function. The Committee shall review activities, organizational structure, and qualifications of the individuals involved in the internal audit function. The Committee shall periodically, but at least quarterly, review with the individual responsible for the internal audit function any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the internal audit work.

•     The Committee shall review and discuss with management and the outside auditors the audited financial statements of the Corporation to be included in the Corporation’s Annual Report on Form 10-K and recommend to the Board whether the financial statements should be included therein, the Corporation’s quarterly financial statements to be included in the Corporation’s Quarterly Reports on Form 10-Q, including the results of the outside auditors’ reviews of the interim financial statements, and all internal controls reports (or summaries thereof) and shall also review other relevant reports or financial information submitted by the Corporation to any governmental body, or the public, including management certifications, to the extent required by the Sarbanes-Oxley Act of 2002, and relevant reports rendered by the outside auditors (or summaries thereof). The Committee shall discuss with management and the outside auditors the quality, not just acceptability, of the accounting principles, and the reasonableness of significant judgments, and shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61.

•     The Committee shall discuss with management and the outside auditors the Corporation’s accounting policies that may be viewed as critical. The Committee shall review and discuss significant changes in the accounting policies of the Corporation and accounting and financial reporting proposals that may have a significant impact on the Corporation’s financial reports as well as alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor. The Committee shall confer with management and the outside auditor on significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative GAAP methods permitted by generally accepted accounting principles. The Committee may seek the advice of management and outside advisors in making the determinations contemplated herein.

•     The Committee shall discuss with management and the outside auditors as appropriate the integrity of the Corporation’s financial reporting processes (both internal and external) and the quality and adequacy of the Corporation’s internal controls and disclosure controls, including the Corporation’s systems to monitor and manage business risk.

•     The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on and attestation of management’s assertions. The Committee shall review all material issues raised by management’s internal controls review and recommend to the Board any correction action that the Committee may deem advisable.

•     The Committee shall provide sufficient opportunity for the outside auditors to meet with the Committee outside the presence of management, and to discuss the outside auditors’ evaluation of the Corporation’s financial and accounting personnel and the cooperation that the outside auditors received during the course of the audit.

•     The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•     The Committee shall prepare its report to be included in the Corporation’s annual proxy statement, as required by SEC regulations.

•     The Committee shall set clear hiring policies for employees or former employees of the independent auditor in compliance with applicable laws, rules and regulations.

•     The Committee shall perform a self-evaluation of its performance at least annually to determine whether it is functioning effectively.

NOVEN PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 14, 2003

This Proxy is solicited on behalf of the Board of Directors of Noven
Pharmaceuticals, Inc.

     The signer(s) hereby appoint(s) Robert C. Strauss, James B. Messiry and Jeffrey F. Eisenberg, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held May 14, 2003, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting.

1. ELECTION OF DIRECTORS

     To elect six directors for a term of one year as indicated below:

Sidney Braginsky, John G. Clarkson, M.D., Lawrence J. DuBow, Professor Regina E. Herzlinger, Robert C. Strauss, and Wayne P. Yetter.

2. PROPOSAL TO RATIFY AND APPROVE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS FOR 2003.

     The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of each of the nominees named above and FOR Item 2 as set forth in the Proxy Statement dated April 9, 2003.

(Vote and sign on the other side. Signature(s) should be exactly as addressed. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee or Guardian, please give your full title as such.)

Please mark your vote with an X. Avoid using red ink.

1. ELECTION OF DIRECTORS

     The Board of Directors recommends a vote FOR all Nominees.

     [   ] Vote For all Nominees* [   ] Withhold vote for all Nominees

•	To withhold authority to vote for any Nominee, write the Nominee’s name here:

2. RATIFY AND APPROVE ACCOUNTANTS

     The Board of Directors recommends a vote FOR Item 2.

     [   ] FOR [   ] AGAINST [   ] ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE OR MUTILATE.

Dated , 2003

Signature of Stockholder

Signature (if joint)